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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 29, 2003




                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)



        Delaware                      1-6407                     75-0571592
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)



              One PEI Center                                        18711
       Wilkes-Barre, Pennsylvania                                 (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (570) 820-2400
















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ITEM 9.  REGULATION FD DISCLOSURE


On May 29 and 30, 2003, Southern Union Company ("Southern Union" or the "Company") issued the press releases furnished as Exhibits 99.1, 99.2 and 99.3 to Item 9 of this Form 8-K.


Furnished as Exhibit 99.1 is a press release dated May 29, 2003, regarding the Federal Trade Commission's termination of the Hart-Scott-Rodino Act waiting period for consummation of the Company's acquisition of Panhandle Eastern Pipe Line Company and its subsidiaries ("Panhandle") from CMS Energy Corporation. The FTC action removes the last regulatory obstacle to consummation of the proposed acquisition, which is expected to close in June 2003.


Furnished as Exhibit 99.2 is a press release dated May 29, 2003, announcing the Company's plans for concurrent offerings of common stock and equity units under the Company's existing shelf registration statement. Southern Union will offer
8.25 million newly issued shares of common stock, as well as $125 million of equity units, and expects to use the net proceeds from the offerings to fund a portion of its acquisition of Panhandle, reduce debt and for general corporate purposes.


Furnished as Exhibit 99.3 is a press release dated May 30, 2003, regarding the Company's earnings guidance for the remainder of fiscal year 2003 and for fiscal year 2004. The earnings guidance for fiscal year 2004 assumes normal weather in the Company's distribution and pipeline services areas, normal conditions in the Company's distribution and pipeline industries, and successful implementation of its plans for that year for integration of the Panhandle acquisition.


Furnished as Exhibit 99.4 is a reconciliation of the differences between non-GAAP financial measures disclosed as part of the Company's earnings guidance on Exhibit 99.3 with the most directly comparable financial measures calculated and presented in accordance with GAAP.


The disclosure and the exhibits contained in this Form 8-K are furnished pursuant to Item 9 and not filed.





This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations. Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: weather conditions in the Company's service territories; cost of gas; regulatory and court decisions; the receipt of timely and adequate rate relief; the achievement of operating efficiencies and the purchase and implementation of any new technologies for attaining such efficiencies; impact of relations with labor unions of bargaining-unit employees; the effect of any stock repurchases; and the effect of strategic initiatives (including: any recent, pending or potential acquisitions or merger, recent corporate restructuring activities, any sales of non-core assets, and any related financing arrangements including refinancings and debt repurchases) on earnings and cash flow.





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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             SOUTHERN UNION COMPANY
                                             ----------------------
                                                   (Registrant)



Date     May 30, 2003                     By  DAVID J. KVAPIL
      ------------------                      ----------------------------------
                                              David J. Kvapil
                                              Executive Vice President and Chief
                                              Financial Officer


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                                  EXHIBIT INDEX




Exhibit Number                            Description
---------------       ---------------------------------------------------------
      99.1            Press Release issued by Southern Union Company dated May
                      29, 2003, announcing termination of Hart-Scott-Rodino Act waiting period for the Company's acquisition of Panhandle.

      99.2 Press Release issued by Southern Union Company dated May 29, 2003, announcing the Company's common stock and equity units offerings.

      99.3 Press Release issued by Southern Union Company dated May 30, 2003, regarding the Company's earnings guidance for the remainder of fiscal year 2003 and for fiscal year 2004.

      99.4 Reconciliation of differences between non-GAAP and GAAP financial measures disclosed in Exhibit 99.3.


The disclosure and the exhibits contained in this Form 8-K are furnished pursuant to Item 9 and not filed.

                                                                  EXHIBIT 99.1
03-09
For further information:
Richard N. Marshall
Treasurer & Director of Investor Relations
Southern Union Company
570/829-8662

    FTC ACTION CLEARS WAY FOR SOUTHERN UNION COMPANY AQUISITION OF PANHANDLE
                            EASTERN PIPELINE COMPANY


         WILKES-BARRE, Pa. - (BUSINESS WIRE) - May 29, 2003 - The Federal Trade Commission today announced termination of the Hart-Scott-Rodino Act waiting period for consummation of Southern Union Company's ("Southern Union" or the "Company") (NYSE: SUG) acquisition of Panhandle Eastern Pipe Line Company and its subsidiaries ("Panhandle") from CMS Energy Corporation ("CMS Energy"). The FTC's action removes the last regulatory obstacle to consummation of the proposed acquisition.
         The FTC also announced its issuance of a consent order with respect to Southern Union and CMS Energy requiring a complete separation of ownership and management between the Panhandle Pipeline (owned by Panhandle Eastern Pipe Line Company) and the Southern Star Central Pipeline. That separation has already been accomplished. Between November 20, 2002 and May 16, 2003, the Southern Star Central Pipeline had been managed by Energy Worx, a wholly-owned subsidiary of Southern Union Company.
         Under FTC regulations, the consent order will be subject to a 30-day comment period, after which the Commission may propose modifications before the Order is made final. However, Southern Union and CMS Energy are not required to delay consummation of the transaction until after the end of the comment period.
         In the proposed transaction, Southern Union will pay CMS Energy $584.3 million in cash plus 3 million shares of Southern Union common stock and will assume approximately $1.166 billion of debt as consideration for receiving all of the stock of Panhandle. The parties anticipate closing in June 2003.
         Southern Union is a natural gas distribution company serving approximately 1 million customers through its operating divisions in Missouri, Pennsylvania, Rhode Island and Massachusetts. The Company also owns and operates electric generating facilities in Pennsylvania. For further information, visit www.southernunionco.com.

         This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.
         Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: weather conditions in the Company's service territories; cost of gas; regulatory and court decisions; the receipt of timely and adequate rate relief; the achievement of operating efficiencies and the purchase and implementation of new technologies for attaining such efficiencies; impact of relations with labor unions of bargaining unit employees; the effect of any stock repurchases; and the effect of strategic initiatives (including any recent, pending or potential acquisition or merger, recent corporate restructuring activities, any sales of non-core assets, and any related financing arrangements including refinancings and debt repurchases) on earnings and cash flows.

                                      #####

                                                                  EXHIBIT 99.2


03-10
For further information:
Richard N. Marshall
Treasurer & Director of Investor Relations
Southern Union Company
570/829-8662

            SOUTHERN UNION ANNOUNCES CONCURRENT SECURITIES OFFERINGS

         WILKES-BARRE, Pa. - (BUSINESS WIRE) - May 29, 2003 - Southern Union Company ("Southern Union" or the "Company") (NYSE: SUG) announced today that it plans concurrent offerings of common stock and equity units under the Company's existing shelf registration statement. The Company will offer 8.25 million newly issued shares of common stock, as well as $125 million of equity units. Southern Union expects to use the net proceeds from the offerings to fund a portion of its acquisition of Panhandle Eastern Pipe Line Company and its subsidiaries, reduce debt and for general corporate purposes.
         The joint book-running managers for the offering are J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
         This announcement does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offerings may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained when available from J.P. Morgan Securities Inc., at 277 Park Avenue, New York, NY 10172, or Merrill Lynch, Pierce, Fenner & Smith Incorporated, at 4 World Financial Center, New York, NY 10281.
         Southern Union Company is a natural gas distribution company serving approximately 1 million customers through its operating divisions in Missouri, Pennsylvania, Rhode Island and Massachusetts. The Company also owns and operates electric generating facilities in Pennsylvania. For further information, visit www.southernunionco.com.

         This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.
         Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: weather conditions in the Company's service territories; cost of gas; regulatory and court decisions; the receipt of timely and adequate rate relief; the achievement of operating efficiencies and the purchase and implementation of new technologies for attaining such efficiencies; impact of relations with labor unions of bargaining unit employees; the effect of any stock repurchases; and the effect of strategic initiatives (including any recent, pending or potential acquisition or merger, recent corporate restructuring activities, any sales of non-core assets, and any related financing arrangements including refinancings and debt repurchases) on earnings and cash flows.


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                                                                  EXHIBIT 99.3


03-11
For further information:
Richard N. Marshall
Treasurer & Director of Investor Relations
Southern Union Company
570/829-8662

                SOUTHERN UNION COMPANY PROVIDES EARNINGS GUIDANCE

         WILKES-BARRE, Pa. - (BUSINESS WIRE) - May 30, 2003 - Southern Union Company ("Southern Union" or the "Company") (NYSE: SUG) announced today that it is providing Fiscal Year 2004 consolidated earnings guidance of $1.35 - $1.50 per share. This guidance reflects the concurrent public offerings announced on May 29, 2003 and the consummation of the acquisition of Panhandle Eastern Pipe Line Company and its subsidiaries.

         In addition, Southern Union currently expects earnings for Fiscal Year 2003 to arrive at or near the low end of the previously announced range of $1.00
- $1.10 per share, before taking into account the gain on the sale of its Texas operations, which were sold in January 2003. However, this projected range includes all other items under generally accepted accounting principles ("GAAP"), including payments received in settlement of the Southwest Gas litigation. Including the anticipated $.32 per share gain on the sale of the Texas operations, the same range would be $1.32 - $1.42 per share.

         Southern Union Company is primarily a natural gas distribution company serving approximately 1 million customers through its operating divisions in Missouri, Pennsylvania, Rhode Island and Massachusetts. The Company also owns and operates electric generating facilities in Pennsylvania, and has agreed to acquire Panhandle Eastern Pipe Line Company. For further information, visit www.southernunionco.com.

         This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.
         Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: weather conditions in the Company's service territories; cost of gas; regulatory and court decisions; the receipt of timely and adequate rate relief; the achievement of operating efficiencies and the purchase and implementation of new technologies for attaining such efficiencies; impact of relations with labor unions of bargaining unit employees; the effect of any stock repurchases; and the effect of strategic initiatives (including any recent, pending or potential acquisition or merger, recent corporate restructuring activities, any sales of non-core assets, and any related financing arrangements including refinancings and debt repurchases) on earnings and cash flows.


                                      #####




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                                                                  EXHIBIT 99.4


                             RECONCILIATION SCHEDULE
                       Non-GAAP to GAAP Financial Measures
                            Disclosed in Exhibit 99.3


                                                       Fiscal Year 2003
                                                       ----------------
Projected earnings per share before gain on
    sale of Texas Operations .........................   $1.00 - $1.10

Anticipated gain per share on sale of Texas Operations       $0.32

Projected GAAP earnings per share ....................   $1.32 - $1.42